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                                                                   EXHIBIT 10.12

     CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT.

     SUCH OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



                            WIT CAPITAL CORPORATION
                                 826 Broadway
                           New York, New York  10003

                          FORM OF E-DEALER AGREEMENT

                                    [Date]

Ladies and Gentlemen:

     From time to time we may invite you (and others) to participate on the terms set forth herein as dealer in connection with certain public offerings of securities by one or more underwriters ("Underwriters") in which we are the manager or a co-manager. If we invite you to participate in a specific offering (an "Offering") to which this Agreement shall apply, we will give you an express notice (an "Advice") by e-mail, telecopy or otherwise in writing which will specify (i) the securities to be offered (the "Securities") and the issuer thereof, (ii) the offering terms, including, if applicable, the public offering price, concession and reallowance with respect to such securities, (iii) the Web site location at which will be posted the current Preliminary Prospectus and Prospectus (as such terms are hereinafter defined) and any notice of the Offering (a "Notice") complying with Rule 134 or Rule 135 under the Securities Act of 1933, (iv) any limit on the amount of Securities which may be sold to you and your customers, based upon our credit analysis, and (v) the extent to which the general provisions of the Agreement shall be applicable. In addition to the terms of this Agreement, in any public offering in which we are not the lead manager, but in which you participate as a dealer at our invitation, you agree to comply with the terms and conditions, and to make the representations and warranties, applicable to participating dealers, as established by the respective lead manager in its standard agreement with dealers and, if applicable, in any advice or notice it issues to dealers participating in such offerings (copies of which will be furnished to you upon request).

     Except to the extent that the applicable Advice provides otherwise, you hereby agree as follows with respect to each Offering to which we invite you to and in which you participate as a dealer. For purposes of the following provisions, with respect to any Offering, the term Preliminary Prospectus means any preliminary prospectus relating to the offering of the Securities or any preliminary prospectus supplement together with a prospectus relating to the offering of the Securities; the term Prospectus means the prospectus, together with the final prospectus supplement, if any, relating to the offering of the Securities, filed pursuant to Rule
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424 under the Securities Act of 1933; and the terms Public Offering Price and
Reallowance shall mean, respectively, the public offering price and reallowance, if any, then in effect with respect to the Securities.

Article 1

     1.1 All offers of Securities are made subject to prior sale of the Securities, when, as and if such Securities are delivered to and accepted by the Underwriters and subject to the approval of legal matters by their counsel. Any order from you or any customer of yours for Securities will be strictly subject to confirmation and we reserve the right in our sole discretion to reject any order in whole or in part.

     1.2 You shall promptly offer the Securities to retail purchasers only, who are existing customers of yours, upon the terms set forth in the Prospectus and the Advice. Orders for Securities must be posted with our electronic order book by you or directly by your customers, as you may elect. Such orders will generally be accepted by us on a first-come, first-served basis, subject to our right to specify minimum and maximum numbers of shares to be purchased in any order and to establish such other terms, conditions and priorities as we believe are reasonable and appropriate for an Offering.

     1.3 If the Securities are shares of common stock ("Common Stock") of the issuer thereof (the "Issuer") or securities of the Issuer that may be exchanged for or converted into Common Stock, you agree that you will not, without our approval in advance, at any time prior to the completion of the Offering, buy, sell, deal or trade in (i) any Common Stock, (ii) any securities of the Issuer convertible into Common Stock or (iii) any right or option to acquire or sell Common Stock or any security of the Issuer convertible into Common Stock, for your own account or for the account of a customer, except:

     (1) as provided for in this Agreement, the applicable Advice, the agreement among underwriters, if any, or the underwriting agreement relating to the Securities;

     (2) that you may convert any security of the Issuer convertible into Common Stock owned by you and sell the Common Stock acquired upon such conversion and that you may deliver Common Stock owned by you upon the exercise of any option written by you as permitted by the provisions set forth herein; and

     (3) in brokerage transactions on unsolicited orders which have not resulted from activities on your part in connection with the solicitation of purchases and which are executed by you in the ordinary course of your brokerage business.

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In addition, you will***********************************************************
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*************************************** prior to the sixtieth (60th) day following the date of the Prospectus relating thereto (or such earlier date as we may stipulate to you).

     1.4 If the Securities are not shares of Common Stock or securities of the Issuer that may be exchanged for or converted into Common Stock, you agree that you will not bid for or purchase, or attempt to induce any other person to purchase, any Securities or any other securities of the Issuer designated in the Advice other than (i) as provided in this Agreement, the agreement among underwriters, if any, or the underwriting agreement relating to the Securities or (ii) as a broker in executing unsolicited orders.

     1.5 You represent that you have not participated, since the date you were invited to participate in the Offering of the Securities, in any transaction prohibited by Section 1.3 and that you have at all times complied with the provisions of Regulation M of the Securities and Exchange Commission applicable to such Offering.

     1.6 You agree to provide us from time to time upon request information as to the distribution of Securities sold by or through you including, without limitation, the number of retail customers to whom you have sold Securities and those customers, if any, who have resold or transferred from their accounts with you any or all of the Securities they purchased prior to the sixtieth (60th) day following the date of the Prospectus (or such earlier date as we may have specified)**********************************************************************
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******************.

     1.7 If prior to the termination of this Agreement as it applies to the offering of the Securities (or prior to such earlier date as we have determined) we (or any manager or co-manager of the Offering) purchase or contract to purchase in the open market or otherwise any Securities which were purchased by you or your customers (including any Securities which may have been issued on transfer or in exchange for such Securities), and which Securities were therefore not effectively placed for investment by you, you authorize us (or such manager or co-manager) either to charge your account with an amount equal to the concession from the Public Offering Price at which you purchased such Securities, which shall be credited against the cost of

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*CONFIDENTIAL INFORMATION REQUESTED

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such Securities, or to require you to repurchase such Securities at a price equal to the total cost of such purchase, including any commissions and transfer taxes on redelivery.

Article 2

     2.1 If you or your customers purchase any Securities from us in connection with your participation as dealer in an Offering, you agree that such purchases will be evidenced by an e-mail or written confirmation and will be subject to the terms and conditions set forth in the confirmation and in the Prospectus.

     2.2 As soon as practical, we will notify you of the number of Securities to be sold to you and to your customers (including, in the case of sales to your customers, the identification of each order to be filled and the time and date of receipt thereof). Securities purchased from us by you or your customers in connection with your participation as dealer in such Offering shall be paid for in full by you at (i) the Public Offering Price, (ii) such price less the applicable concession or (iii) the price set forth or indicated in the Advice, as we shall advise, at the office of Wit Capital Corporation, 826 Broadway, New York, New York 10003, at such time and on such day as we may advise you, by certified or official bank check payable in New York Clearing House funds (or such other funds as we may specify) to the order of Wit Capital Corporation, 826 Broadway, New York, New York 10003, against delivery of the Securities. If you are called upon to pay the Public Offering Price for the Securities purchased by you, the applicable concession will be paid to you, less any amounts charged to your account pursuant to Article 1 above, after termination of this Agreement as it applies to the offering of the Securities. Unless you promptly give us written instructions otherwise, if transactions in the Securities may be settled through the facilities of The Depository Trust Company, payment for and delivery of Securities purchased by you will be made through such facilities, if you are a member, or, if you are not a member, settlement may be made through your ordinary correspondent who is a member.

Article 3

     3.1 We will advise you of the date and time of termination of this Agreement as it applies to the offering of the Securities or of any designated provisions hereof. This Agreement shall, in any event, terminate with respect to the offering of the Securities 30 days after the date of the initial public offering of the Securities unless sooner terminated by us. *******************
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****************.

______________________________________
*CONFIDENTIAL INFORMATION REQUESTED

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Article 4

     4.1 In purchasing Securities, you will rely only on the Prospectus and on no other statements whatsoever, written or oral. Unless you otherwise specifically request and we agree thereto, delivery of each Preliminary Prospectus and each Prospectus shall be made by our posting of the same at the Web site location identified in the Advice and you will not offer or sell any Securities to any customer of yours who has not consented, prior to such offer or sale, to such delivery by e-mail containing a hyperlink to the appropriate Web site locations. You will promptly notify, by e-mailing the Notice relating to the Offering, each customer to whom you wish to offer or sell any Securities; such notice will contain a hyperlink to the Web site location of the current preliminary Prospectus and the Prospectus. You will not provide by electronic mail or otherwise to any customer of yours any information relating to any Securities or the issuer thereof other than the Web site location of the current Preliminary Prospectus, the Prospectus and any information we may post on a Web site location for distribution to prospective purchasers of the Securities. Any contacts with the issuer of any Securities in an Offering for due diligence or other purposes will be coordinated through us.

     4.2 You represent that you are a member in good standing of the NASD or that you are a foreign bank or dealer, not eligible for membership in the NASD, which agrees not to offer or sell any Securities in, or to persons who are nationals or residents of, the United States. In making sales of Securities, if you are such a member, you agree to comply with all applicable rules of the NASD, including, without limitation, the NASD's Interpretation with Respect to Free-Riding and Withholding and Section 24 of Article III of the NASD's Rules of Fair Practice, or, if you are such a foreign bank or dealer, you agree to comply with such Interpretation and Sections 8 and 36 of such Article as though you were such a member and Section 25 of such Article as it applies to a nonmember broker or dealer in a foreign country.

     4.3 If you are a foreign bank or dealer, you represent that in connection with sales and offers to sell Securities made by you outside the United States you will advise each person to whom any such sale or offer is made of the Web site location of the then current preliminary prospectus, if any, or of the Prospectus (as then amended or supplemented). Any offering material in addition to the then current preliminary prospectus or the Prospectus furnished by you to any person in connection with any offers or sales referred to in the preceding sentence (i) shall be prepared and so furnished at your sole risk and expense and (ii) shall not contain information relating to the Securities or the Issuer which is inconsistent in any respect with the information contained in the then current preliminary prospectus, if any, or in the Prospectus (as then amended or supplemented), as the case may be. It is understood that no action has been taken by us or the Issuer to permit a public offering in any jurisdiction other than the United States where action would be required for such purpose.

     4.4 You will not give any information or make any representations other than those contained in the Prospectus, or act as agent for the Issuer, any Underwriter or us. You will not

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offer or sell any Securities in any jurisdiction except in compliance with applicable laws and subject to such customer screening processes as we may specify.

     4.5 You agree that we, as manager or co-manager of the offering of the Securities, have full authority to take such action as may seem advisable to us in respect of all matters pertaining to such offering.

     4.6 Neither we, as manager, nor any Underwriter shall be under any liability to you for any act or omission, except for obligations expressly assumed by us in this Agreement.

     4.7 All communications to us relating to the offering of the Securities shall be e-mailed to the Syndicate Department, Wit Capital Corporation at syndicate@witcapital.com. Unless you have otherwise notified us in writing, any notices to your shall be deemed to have been duly given if e-mailed, postal mailed, telecopied or delivered to you at the address shown below.

Article 5

     5.1 Neither we, as manager, nor any Underwriter will have any responsibility with respect to the right of any dealer to sell Securities in any jurisdiction, notwithstanding any information we may furnish in that connection.

Article 6

     6.1 You agree that, for a period of ************* years following the date of this Agreement, other than at our invitation, you
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**************************.   The restrictive covenant set forth in the first
sentence of this paragraph (the "Exclusivity Provision") shall become null and void as of any [Month] 1 commencing ___________ (each such date a "Termination Date") if as of such date any of the triggering events as defined below is satisfied:

     Termination Date               Triggering Events
     ----------------               -----------------

     [_____________]                (i) in respect of the twelve months ended
                                    ____________ ("Year One"), we have failed to

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*CONFIDENTIAL INFORMATION REQUESTED

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                                    offer you participation in at least "x"
                                    qualified public offerings ("QPOs") in which
                                    we have commanded an allocation of 250,000
                                    shares or more, where "x" equals the number
                                    of QPOs completed during such year period
                                    times **** percent
                                    ***********************************
                                    ***********************************, and
                                    where a QPO is defined as a domestic public offering of not less than $35 million lead managed by a nationally recognized major or bulge bracket investment bank (whether or not we participate in the transaction); or
                                    (ii) in respect of Year One, both (a) "Your
                                    Average Demand" (as defined) exceeded ***** percent of the "Average Wit Capital Allocation" and (b) "Your Average Allocation" (as defined) as a percentage of the Wit Capital Allocation was less than ***** percent. "Your Average Demand" means the average of the number of shares covered by conditional orders submitted to us by you on behalf of your customers in QPOs offered through us. The "Average Wit Capital Allocation" means the average number of shares allocated to us by the lead managers in QPOs in which we have acted as manager. "Your Average Allocation" means the average number of shares allocated to customers of you in QPOs offered through us.

     [_____________]                (i) in respect of the twelve months ended
                                    __________ ("Year Two"), we have failed to
                                    offer you participation in at least "x" QPOs
                                    in which we have commanded an allocation of
                                    500,000 shares or more, where "x" equals the
                                    number of QPOs completed during such year
                                    period times ** percent
                                    *******************************************
                                    ********************************; or (ii) in
                                    respect of Year Two, both (a) Your Average
                                    Demand exceeded **** percent of the Average
                                    Wit Capital Allocation and (b) Your Average
                                    Allocation as a percentage of the Wit
                                    Capital Allocation was less than ****
                                    percent.

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*CONFIDENTIAL INFORMATION REQUESTED

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Notwithstanding the satisfaction of the triggering event described in sub-
paragraph (i) above as of any Termination Date, the restrictive covenants shall not become null and void if, as of such Termination Date, in respect of the twelve months ending on such Termination Date, we have been the leading manager of e-syndicates in the domestic underwriting market in terms of both the numbers of deals managed and the total number of shares allocated. Notwithstanding the satisfaction of the triggering event described in sub-paragraph (ii) above as of any Termination Date, the restrictive covenants shall not become null and void if, as of such Termination Date, you shall have failed to make efforts on your part as have been reasonably recommended by us for the purposes of facilitating the dissemination of offering materials to your customers and the expeditious filtering and transmittal of such orders to us. ********************************
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********************.

     6.2 We agree, for a period of two/three years, provided we have obtained the consent of the lead manager to invite you, and provided you are in compliance with the terms and conditions of this Agreement, to invite you to participate as a dealer in connection with each and every public offering of securities in which we are the lead manager or a co-manager. For such
******** year period, we also agree to use our best efforts to obtain such lead manager consent.
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          6.3  *****************************************************************
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     6.4  **********************************************************************
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***.

     6.5  *********************************************************************.

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*CONFIDENTIAL INFORMATION REQUESTED

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****************************************************.

     6.6 This Agreement and each Advice shall be governed by and construed in accordance with the laws of the State of New York.


     Please confirm your acceptance of this Agreement by signing and returning to us the enclosed duplicate copy hereof.


                                    Very truly yours,



                                    WIT CAPITAL CORPORATION

Confirmed and accepted
as of the date first written above

E-Mail Address:
Telephone:
Telecopy:

     By:_____________________________
          Title:

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*CONFIDENTIAL INFORMATION REQUESTED

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